SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    ---------



                                    FORM 8-K




                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934





         Date of Report (Date of earliest event reported): March 3, 1997





                     HEALTH AND RETIREMENT PROPERTIES TRUST
               (Exact name of registrant as specified in charter)




    Maryland                    1-9317                    04-6558834
 (State or other           (Commission file             (IRS employer
 jurisdiction of               number)               identification no.)
 incorporation)


         400 Centre Street, Newton, Massachusetts         02158
         (Address of principal executive offices)       (Zip code)


Registrant's telephone number, including area code:  617-332-3990


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                                      - 2 -


Item 7.  Financial Statements, Pro Forma Financial Information
                  and Exhibits.

(c) Exhibits.

         3(i).1 Amendment, effective March 3, 1997, to Health and Retirement Properties Trust's Amended and Restated Declaration of Trust providing for an increase in the authorized common shares of beneficial interest, $.01 par value per share, from 100,000,000 to 125,000,000.

         23.1     Consent of Arthur Andersen LLP.






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                                      - 3 -

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                      HEALTH AND RETIREMENT PROPERTIES TRUST



                                      By: /s/ Ajay Saini
                                          Ajay Saini
                                          Treasurer and Chief Financial Officer

Date: March 3, 1997